Exhibit 99.2

FY 2Q 2011 Supplemental Earnings Information 1 Fiscal Year 1Q 2012 Supplemental Earnings Information FY 1Q 2012 Supplemental Earnings Information

Forward-Looking Statements 2 FY 1Q 2012 Supplemental Earnings Information Information contained in this supplemental presentation that is not historical by nature constitutes "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "expects," "plans," "intends," "estimates," "projects," "could," "may," "will," "should," or "anticipates" or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward- looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company's financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, the Company's acquisition strategy and ability to integrate acquired companies and assets, outlook of customers, reception of new products and technologies, and strength of competition and pricing. Other factors and risks that may affect our business and future financial results are detailed in our Annual Report on Form 10-K Item 1A: "Risk Factors." We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law. The following presentation should be read together with the Company's unaudited condensed consolidated financial statements and notes thereto for the three months ended September 30, 2011 included in the Company's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2011 and the audited consolidated financial statements and notes thereto for the year ended June 30, 2011 included in the Company's Annual Report on Form 10-K filed with the SEC on September 9, 2011.

Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity. "Adjusted EBITDA" is defined as EBITDA from continuing operations adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and liquidity and these financial measures are among the primary measures used by management for planning and forecasting of future periods. The Company believes Adjusted EBITDA is especially important in a capital-intensive industry such as telecommunications. The Company further believes that the presentation of EBITDA and Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation from, or as substitutes for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA: does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes The Company's computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion. Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to invest in the growth of the business or as measures of liquidity. In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Over the next two fiscal years, we expect that the level of our investment will be closely correlated to the amount of Adjusted EBITDA we generate. Adjusted EBITDA is a performance, rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business. Tables reconciling such non-GAAP measures are included beginning on page 46 of this presentation. A glossary of terms used throughout is available under the investor section of the Company's website at http://www.zayo.com/investor-center. 3 FY 1Q 2012 Supplemental Earnings Information

Presentation of Certain Consolidated Pro-forma Financial Data 4 FY 1Q 2012 Supplemental Earnings Information Acquisitions have been, and are expected to continue to be, a component of the Company's strategy. In this Supplemental Earnings Information under "Consolidated Pro-forma Financial Data," the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the two fiscal quarters in which the Company has completed its most recent acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. Specifically, with regard to its two most recent acquisitions, AGL Networks ("AGL") and American Fiber Systems Holding Corporation ("AFS"), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates in the respective fiscal quarters ended September 30, 2010, and December 31, 2010, by adjusting the actual operating results as if both AGL and AFS acquisitions occurred on April 1, 2010. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entites, which principally include an adjustment related to the fair value of the acquired deferred revenue balance, but do not include cost savings and other synergies that were only realized following completion of the acquisition. See "Consolidated Historical Reconciliations." The Company provided the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate only for the fiscal quarters ended September 30, 2010 and December 31, 2010 on the slide entitled "Consolidated Financial Data." Similarly, the company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates are presented for the fiscal quarters ended September 30, 2010, December 31, 2010, March 31, 2011, and September 30, 2011 on slides entitled: "Zayo Bandwidth Financial Data"; "ZFS Financial Data"; and "zColo Financial Data" beginning on page 42.

Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors and others to obtain a better understanding of the Company's operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. For the three months ended December 31, 2010, the Company began reporting Monthly Amortized Revenue (MAR) in addition to Monthly Recurring Revenue (MRR) as a component of the sales (bookings), installations, churn processed, pipeline and contract value operating measures. Previously reported periods were not revised to include MAR. For the three months ended March 31, 2011 the Company changed the payback period calculation to include non-recurring network expense. Payback period is defined as the period of time (measured in months) in which the gross profit for a gross new sale is equivalent to the estimated capital expenditures and non-recurring network expense less non-recurring revenue related to gross new sale booking. The payback period is an approximation of the return on a gross new sale booking and does not include sales costs, allocation of indirect operating expenses, depreciation and amortization, or any cost of capital. Prior periods were not revised. The company changed the treatment of Ethernet upgrades in the three months ended June 30, 2011. When a customer increases the amount of Mbs. at the same location, only the net increase in revenue is counted as gross new sales (bookings) and gross installations. In prior periods, the full value of the install and full value of the churn were reported. Prior periods were not revised. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company's reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on gross new sales (bookings); (2) estimated capital expenditures associated with gross new sales (bookings); (3) estimated payback period on gross new sales (bookings )(calculated); (4) estimated commitments of speculative capital expenditures; and (5) estimated timing of service activation pipeline conversion. The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and have not been revised to exclude ZEN as management has determined it is impractical to do so. Rounding Components may not sum due to rounding. 5 FY 1Q 2012 Supplemental Earnings Information

Summary Structure 6 FY 1Q 2012 Supplemental Earnings Information Reporting Company Restructuring The chart below depicts the Company's current organizational structure1 (effective as of April 1, 2011), and includes the following restructuring events: January 1, 2011 restructuring of the business units (see Note [16] of the Notes to our condensed consolidated financial statements) April 1, 2011 spin off of Zayo Enterprise Networks business unit (see Note [4 ]of the Notes our the condensed consolidated financial statements) Business Units / Operating Segments 1 The organizational structure chart is a financial reporting depiction of the organization, not a legal entity organizational chart. Specifically, the anticipated organizational chart does not include American Fiber Systems Holding Corporation, which remains a direct subsidiary of Zayo Group, LLC and is the parent company of American Fiber Systems, Inc.

Reporting Impacts of Restructuring The spin-off and associated restructuring of our operating segments (as more fully described in our Annual Report filed on Form 10-K with the SEC) impact the supplemental reporting and comparability of prior periods January 1, 2011 restructuring of the operating segments In order to more closely align product offerings to operating segments, the ZEN segment transferred its bandwidth infrastructure products to the ZB and ZFS segments and its colocation products to the zCOLO segment. The restructured ZEN segment contained only the Company's legacy managed services and CLEC product offerings The segment reporting note to the consolidated financial statements and the financial data presented herein have been restated to account for the restructuring of the ZEN segment April 1, 2011 spin off of Zayo Enterprise Networks operating segment The Company determined that the services provided by the restructured ZEN did not fit within the Company's bandwidth infrastructure, colocation and interconnection business model and spun-off ZEN to Zayo Group Holdings The results of the ZEN operations have been aggregated in a single caption entitled "Earnings / (loss) from discontinued operations, net of income taxes" in our consolidated financial statements and in the financial data presented herein FY 1Q 2012 Supplemental Earnings Information 7

360 Acquisition 8 FY 1Q 2012 Supplemental Earnings Information 360 Statistics On October 7, Zayo announced an agreement to acquire 360networks Holdings (USA) Inc.; the transaction is expected to close in December 2011. Upon close, Zayo will spin-off 360networks' VOIP operations. As such, the revenue and Adjusted EBITDA in this table exclude the operating results of the 360networks' VOIP business, whereas the table includes the full purchase price 1 Financial results exclude the 360networks VOIP operations and do not yet reflect any purchase accounting adjustments 2 In calculating the EBITDA multiple, the full purchase price of 360networks is divided by the annualized Adjusted EBITDA exclusive of the 360networks' VOIP business

Consolidated Financial Data 9 FY 1Q 2012 Supplemental Earnings Information Financial Data 1 The three months ended September 30, 2010 amounts include the operating results of the July 1, 2010, AGL acquisition. The three months ended December 31, 2010 amounts include the operating results of both the acquisition of AGL and the October 1, 2010 merger with AFS. Adjusting for the effect of the transactions as if they had occurred on April, 1, 2010 and adjusting for the spin-off of ZEN, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2010, were estimated to be 15% and 16%, respectively, and 8% and 29% respectively for the three months ended December 31, 2010. See "Pro-forma Growth Reconciliation" slide

Consolidated Invested Capital Ratio 10 FY 1Q 2012 Supplemental Earnings Information Invested Capital 1 The increase in member's interest during the three months ended September 30, 2011 is a result of the Company's use of $0.7 million of Zayo Group Holdings deferred tax assets which was settled as a non-cash equity contribution, the push down of $0.2 million in preferred stock compensation and a capital contribution from Zayo Group Holdings of $0.1 million during the quarter

Segment Financial Data 11 FY 1Q 2012 Supplemental Earnings Information Segment Data

Invested Capital Ratio by Business Unit 12 FY 1Q 2012 Supplemental Earnings Information Invested Capital

Stratification of Revenue 13 (CHART) (CHART) (CHART) (CHART) millions millions millions millions FY 1Q 2012 Supplemental Earnings Information MRR and MAR on the Last Day of the Quarter 1 (CHART) 1 Other revenue for the three months ended September 30, 2011 included $0.7 million of other revenue associated with construction projects and $0.6 million of early termination fees from customer churn MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification

(CHART) (CHART) Stratification of Adjusted EBITDA 14 millions FY 1Q 2012 Supplemental Earnings Information millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Termination Revenue and Revenue from a Fiber Asset Sale Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue 1 1 Adjusted EBITDA associated with other revenue for the three months ended September 30, 2011 included $0.6 million of early termination fees from national carriers churn; $0.3 million of late fees collected from customers; and 0.3 million construction project fees

(CHART) (CHART) (CHART) Gross New Sales (Bookings) 15 FY 1Q 2012 Supplemental Earnings Information Gross New Sales (Bookings) Gross New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) Estimated Capital Expenditures associated with Gross New Sales (Bookings) Estimated Payback Period associated with Gross New Sales (Bookings) thousands thousands millions months MRR and MAR Monthly Gross Profit Capital Expenditures Est. Gross Profit = Contract Value = (CHART)

(CHART) Gross New Sales (Bookings) IRU, Installation and Other 16 FY 1Q 2012 Supplemental Earnings Information Gross New Sales (Bookings) - IRU, Installation and Other Gross New Sales (Bookings) - IRU, Installation and Other Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) IRU, Installation and Other millions Contract Value = Gross New Sales (Bookings) from IRUs Gross New Sales Install Charges Gross New Sales Other (Construction Services, Late Fees, Other) Gross Profit - Gross New Sales (Bookings) from IRUs Gross Profit - Gross New Sales Install Charges Gross Profit - Gross New Sales Other (Construction Services, Late Fees, Other) (CHART) Gross Profit % = millions Gross Profit

Stratification of Gross New Sales (Bookings) 17 FY 1Q 2012 Supplemental Earnings Information Gross New Sales (Bookings) Stratification 1 For the quarter ended September 30, 2011, network capacity estimated capital expenditures include 165 Halsey Power upgrades and 60 Hudson Generator upgrade

Stratification of Speculative Projects FY 1Q 2012 Supplemental Earnings Information 18 Speculative Capital Expenditure Commitments 1 The estimated Infrastructure Capital and Success Based Capital for Government Stimulus in the quarter ended December 31, 2010 relate to a network build for a healthcare cooperative under the FCC Rural Health Care Pilot Program. The amount included in Success Based Capital relates to an IRU payment for the project that will offset $4.5 million of network build costs 2 The estimated Infrastructure Capital for Opportunistic Network Expansions in the quarter ended December 31, 2010 relates to the installation of a larger conduit for a segment of a network expansion project to enable future growth 3 Speculative capital for the three months ended June 30, 2011 includes $2.9M success based capital for fiber associated with the GigE PAC government stimulus award 4 Speculative capital for the three months ended September 30, 2011 includes several ZB projects associated with national carriers

Quota Bearing Headcount (QBHC) FY 1Q 2012 Supplemental Earnings Information 19 Quota Bearing Headcount (CHART) (CHART) Quota Bearing Headcount Monthly Average Gross New Sales (Bookings) per QBHC thousands Headcount Gross New Sales (Bookings) MRR and MAR

(CHART) Installation and Churn Processed 20 FY 1Q 2012 Supplemental Earnings Information Installation and Churn Processed (CHART) (CHART) (CHART) Gross Installations Churn Processed Net Installations Gross Profit from Net Installations thousands thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Monthly Gross Profit Est. Gross Profit = Est. Gross Profit = Est. Gross Profit = n/a n/a n/a

Breakdown of Installations and Churn Processed Installation and Churn Processed 21 FY 1Q 2012 Supplemental Earnings Information Gross Installations thousands Churn Processed thousands MRR and MAR MRR and MAR (CHART) Churn = (CHART)

(CHART) Price Changes and Renewals (CHART) (CHART) Price Increases Net Contract Value Associated with Price Changes and Renewals Price Decreases thousands millions thousands MRR Contract Value MRR (CHART) Price Changes Net of Price Increases and Price Decreases thousands MRR 22 FY 1Q 2012 Supplemental Earnings Information Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases (CHART) Renewals (Where there is no price change) n/a MRR Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands

Upgrades Upgrades (CHART) (CHART) (CHART) (CHART) Gross Installations Associated with Upgrades Average % Increase in Monthly Recurring Revenue Associated with Upgrades thousands thousands thousands Churn Processed Associated with Upgrades Net Installations Associated with Upgrades 23 FY 1Q 2012 Supplemental Earnings Information MRR and MAR MRR and MAR MRR and MAR % Change in MRR and MAR Contract Value = Contract Value = Contract Value =

(CHART) Service Activation and Churn Pipeline 24 FY 1Q 2012 Supplemental Earnings Information Service Activation and Churn Pipeline (CHART) (CHART) Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR MRR and MAR millions Gross Profit = Gross Profit = Gross Profit = Service Orders - MRR Service Orders - MAR Revenue Commitments n/a (CHART) Implied Average Days to Install = MRR and MAR

Revenue Under Contract 25 FY 1Q 2012 Supplemental Earnings Information Revenue Under Contract Revenue Under Contract millions (CHART) Average Remaining Contract Term (CHART) n/a Months

Employee Data FY 1Q 2012 Supplemental Earnings Information 26 Employee Data (CHART) (CHART) (CHART) (CHART) Number of Employees Employee Related SG&A thousands millions thousands Headcount Financial Statement Revenue SG&A SG&A % of Revenue = Annualized Revenue per Employee Annualized Employee Related per Employee

Customer Verticals and Product Mix 27 FY 1Q 2012 Supplemental Earnings Information Customer Verticals and Product Mix

(CHART) (CHART) (CHART) (CHART) Customer Concentration 28 FY 1Q 2012 Supplemental Earnings Information Customer Concentration % of MRR Customer #2 Customer #3 Top 20 Top 10 Top 5

Customer and Unit Metrics Customer and Unit1 Metrics (CHART) (CHART) (CHART) Number of Customers Number of Units (MRR and MAR)/Unit 29 FY 1Q 2012 Supplemental Earnings Information Customers MRR and MAR MRR and MAR Units (CHART) (MRR and MAR)/Customer thousands thousands thousands 1 Units and (MRR and MAR)/Unit exclude Fiber Miles 2 In conjunction with the spin-off of ZEN on April 1, 2011, the company stopped reporting ZEN in its operating metrics beginning with the three months ended March 31, 2011. The decline in the Number of Customers and corresponding (MRR and MAR)/Customer is a result of the ZEN spin-off 2 2

Pricing Trends1 - Waves FY 1Q 2012 Supplemental Earnings Information 30 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) thousands MRR MRR thousands (CHART) 1 Pricing trends based on ZB only

Pricing Trends1 - Ethernet FY 1Q 2012 Supplemental Earnings Information 31 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands GigE Full Rate (>1000Mb) - MRR/Unit Fractional GigE (101-1000Mb) - MRR/Unit 1 Pricing trends based on ZB only

Pricing Trends1 - OC3, OC12, and OC48 FY 1Q 2012 Supplemental Earnings Information 32 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) thousands MRR MRR thousands 1 Pricing trends based on ZB only 2 As part of organizational changes, lit services associated with interconnects were transferred from ZB to zColo. The decline in Units in the three months ended March 31, 2011 was primarily related to this transfer 2 2 2 (CHART)

Pricing Trends1 - DS1 and DS3 FY 1Q 2012 Supplemental Earnings Information 33 (CHART) (CHART) (CHART) thousands MRR MRR thousands (CHART) (CHART) (CHART) thousands MRR MRR thousands 1 Pricing trends based on ZB only millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver 1 (CHART) 34 FY 1Q 2012 Supplemental Earnings Information Capital Expenditures Purchases of Property and Equipment (CHART) Maintenance, Integration and Other (CHART) Growth Capital Expenditures Capital Expenditures Capital Expenditures millions millions (CHART) millions Purchases of Property and Equipment by Type n/a 1 Purchases of property and equipment are net of grant monies received from stimulus awards

Network Metrics 35 FY 1Q 2012 Supplemental Earnings Information Network Metrics (CHART) (CHART) Fiber Network - Route Miles Fiber Network - Fiber Miles Number of On-net Buildings Number of Markets Route Miles Fiber Miles On-Net Buildings # of Markets (CHART) (CHART) States = 27 + DC States = 27 + DC States = 31 + DC States = 31 + DC States = 31 + DC

Network Metrics 36 FY 1Q 2012 Supplemental Earnings Information On-Net Buildings 1 In the three months ended June 30, 2011, decreases in building counts by category due to reclassification of building types, not a result of buildings being physically removed from the Zayo network

Network Metrics 37 FY 1Q 2012 Supplemental Earnings Information Colocation Cabinet Utilization (CHART) (CHART) (CHART) Billable Colocation Square Feet Colocation Cabinet Equivalents Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents Utilization = 1 In connection with the restructuring of the Company's operating segments on January 1, 2011, ZB transferred 5 colocation sites to zColo. These facilities were part of prior Zayo acquisitions 2 A colocation site in Pittsburg, PA was transferred from ZB to zColo on July 1, 2011 1 1 1 2 2 2 2

FY 1Q 2012 Supplemental Earnings Information 38 Fiber to the Tower

(CHART) (CHART) Fiber to the Tower (FTT) Fiber to the Tower (CHART) (CHART) Total FTT Towers Bandwidth/Tenant (Mbs)1 Revenue/Tower & Revenue/Tenant thousands thousands (CHART) 39 FY 1Q 2012 Supplemental Earnings Information Towers Tenants MRR and MAR Mbs Revenue/Tower Revenue/Tenant Total FTT Tenants Tenants/Tower = 1 Bandwidth/Tenant excludes Dark-Fiber sites

(CHART) (CHART) % of MRR and MAR % of Zayo Group's Wireless Carrier MRR and MAR Fiber to the Tower (FTT) Fiber to the Tower (CHART) (CHART) FTT MRR and MAR FTT Cumulative Capital Expenditures FTT Product Mix millions millions 40 FY 1Q 2012 Supplemental Earnings Information % of MRR and MAR MRR and MAR % of FTT MRR and MAR Capital Expenditures % of Zayo Group's MRR and MAR 1 (CHART) Contract Value = 1 Period ending September 30, 2010, reflects $282 thousand MRR and MAR transitioned from SONET/Digital Signal services to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services and are now reflected under Ethernet. The adjustment had no impact to reported financial statements 1

FTT Markets FTT Markets Mid-Atlantic includes Washington D.C., Maryland, New Jersey, Virginia, West Virginia, and Pennsylvania North Central includes Indiana, Minnesota, Kentucky, and Ohio Pacific Northwest includes Idaho and Washington Southeast includes Tennessee and Georgia Southwest includes Las Vegas 41 FY 1Q 2012 Supplemental Earnings Information

FY 1Q 2012 Supplemental Earnings Information 42 Financial Data by Business Unit

Zayo Bandwidth Financial Data 43 Financial Data FY 1Q 2012 Supplemental Earnings Information 1 The financial data for the three months ended September 30, 2010 include the transfer of $1.4 million revenue and $1.1 million Adjusted EBITDA from ZB to ZFS in conjunction with the launch of ZFS on July 1, 2010 2 In connection with the restructuring of the Company's operating segments on January 1, 2011, ZB transferred 5 colocation sites to zColo. This transfer resulted in a reduction to ZB's revenue during the three months ended March 31, 2011 of $1.1 million. Historical periods have not been adjusted to reflect this reallocation

Zayo Fiber Solutions Financial Data FY 1Q 2012 Supplemental Earnings Information 44 Financial Data

zColo Financial Data FY 1Q 2012 Supplemental Earnings Information 45 Financial Data 1 In connection with the restructuring of the Company's operating segments on January 1, 2011, ZB transferred 5 colocation sites to zColo. This transfer resulted in an increase of $1.1 million to zColo's revenue (net of $0.2 million of intercompany revenue allocated to zColo) during the three months ended March 31, 2011. Historical periods have not been adjusted to reflect this reallocation

FY 1Q 2012 Supplemental Earnings Information 46 Historical Financial Data & Reconciliations

Consolidated Historical Financial Data 47 FY 1Q 2012 Supplemental Earnings Information Consolidated Financial Data

Consolidated Historical Reconciliations 48 FY 1Q 2012 Supplemental Earnings Information Consolidated Financial Data

49 FY 1Q 2012 Supplemental Earnings Information Segment Data Reconciliation Segment Data Reconciliation Note: : A reconciliation of previous quarters segment information can be found on our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release

50 FY 1Q 2012 Supplemental Earnings Information Pro-forma Growth Reconciliation Pro-forma Growth Reconciliation 1 Revenue and depreciation expense have been adjusted from historical actual results to reflect the pro-forma impact of purchase price adjustments to the acquired deferred revenue, fixed assets and intangibles 2 The historical other expenses of $10.6 million recognized at AFS during the three months ended September 30, 2010 relate to non-recurring legal and bonus payments to executives, which were directly a result of the acquisition of AFS. As these expenses did not occur during the normal course of business and AFS would not have incurred these expenses without the Company's acquisition of AFS, these expenses have been excluded from our pro-forma Adjusted EBITDA 3 The income tax expense for AFS and AGL (historical and pro-forma) have been adjusted to reflect an assumed effective tax rate of 39.0%